GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class R and Class IR Shares of

Goldman Sachs Dynamic Allocation Fund

Supplement dated July 29, 2010 to the
Prospectus dated January 5, 2010 (the “Prospectus”)

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and GS&Co. entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.

GSAM, GS&Co. and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, GS&Co. and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of GS&Co. and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM managed funds.

This Supplement should be retained with your Prospectus for future reference.

00075518
DYALLLITSTK 7-10